UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2017

Public Service Company of Colorado
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

001-3280	84-0296600
(Commission File Number)	(IRS Employer Identification No.)

1800 Larimer Street Suite 1100, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 571-7511

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

On June 19, 2017, Public Service Company of Colorado, a Colorado corporation (PSCo), issued $400.0 million in aggregate principal amount of 3.80% First Mortgage Bonds, Series No. 30 due June 15, 2047 (the Bonds) pursuant to an Underwriting Agreement among PSCo and BNP Paribas Securities Corp., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Scotia Capital (USA) Inc. The Bonds are being issued pursuant to the registration statement on Form S-3 (File No. 333-203664-04) (the Registration Statement). A prospectus supplement relating to the offering and sale of the Bonds was filed with the Securities and Exchange Commission on June 13, 2017. The Bonds will be governed by the Indenture, dated October 1, 1993, as supplemented, by and between PSCo and U.S. Bank National Association, as successor trustee, and the Supplemental Indenture dated as of June 1, 2017.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering and sale for incorporation by reference into the Registration Statement.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Description

4.01
Supplemental Indenture dated as of June 1, 2017 between Public Service Company of Colorado and U.S. Bank National Association, as successor Trustee, creating $400,000,000 principal amount of 3.80% First Mortgage Bonds, Series No. 30 due 2047.

5.01	Opinion of Faegre Baker Daniels LLP regarding the validity of certain securities.

12.01	Statement of computation of ratio of earnings to fixed charges.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 19, 2017	Public Service Company of Colorado (a Colorado Corporation)

/s/ BRIAN J. VAN ABEL
Name: Brian J. Van Abel
Title: Vice President and Treasurer

Exhibit Index

Exhibit	Description

4.01
Supplemental Indenture dated as of June 1, 2017 between Public Service Company of Colorado and U.S. Bank National Association, as successor Trustee, creating $400,000,000 principal amount of 3.80% First Mortgage Bonds, Series No. 30 due 2047.

5.01	Opinion of Faegre Baker Daniels LLP regarding the validity of certain securities.

12.01	Statement of computation of ratio of earnings to fixed charges.

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